SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported): July 14, 1999


                        ENERGYNORTH, INC.
            (Exact name of registrant in its charter)
           ___________________________________________


    New Hampshire           001-11441             02-0363755
   (State or other      (Commission File       (I.R.S. Employer
   jurisdiction of           Number)         Identification No.)
  incorporation or
    organization)


1260 Elm Street, P.O. Box 329, Manchester, NH  03105-0329  (603) 625-4000
 (Address, zip code and telephone number of principal executive offices)



                              None
  (Former name of former address, if changed since last report)

Items 1 through 4 and Items 6, 7(a) and (b), 8 and 9.  Not Applicable

Item 5.  Other Events.

     On July 14, 1999, Eastern Enterprises and EnergyNorth, Inc.
entered into an Agreement and Plan of Reorganization  (the
"Merger Agreement"). The press release relating thereto is included herein as Exhibit 99.1.

Item 7.  Financial Statement and Exhibits.
      (c) Exhibits -

          99.1 - Press Release. (Incorporated by reference to
                 Exhibit 99.1 to Current Report on Form 8-K of Eastern Enterprises dated July 19, 1999
                 (File No. 001-02297)).


                           SIGNATURES

     Pursuant  to the requirements of the Securities and Exchange
Act of 1934, EnergyNorth, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        ENERGYNORTH, INC.
                          (Registrant)



Date: July 20, 1999          By       /s/ Robert R. Giordano
                                 __________________________________
                                 Robert R. Giordano, President and
                                       Chief Executive Officer

                          Exhibit Index



          99.1 - Press Release.  (Incorporated by reference to
                 Exhibit 99.1 to Current Report on Form 8-K of Eastern Enterprises dated July 19, 1999
                 (File No. 001-02297)).